HashDex Commodities Trust 10-Q

EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Bruno Sousa, Principal Executive Officer of Hashdex Asset Management Ltd., the Sponsor of Hashdex Commodities Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form 10-Q for the three months period ended March 31, 2026 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Bruno Sousa
Bruno Sousa Chief Executive Officer Hashdex Asset Management Ltd., Sponsor of Hashdex Commodities Trust May 12, 2026